EXHIBIT 32.1

                        Certification of CEO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Annual Report on Form 10-KSB of Total Luxury Group, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sandy
J. Masselli, Jr., as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Sandy J. Masselli, Jr.
                                               ---------------------------------
                                               Sandy J. Masselli, Jr.,
                                               Chief Executive Officer

                                               Date:  October 19, 2005